UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 18, 2007

Hooper Holmes, Inc.
(Exact name of registrant as specified in charter)

New York	1-9972	22-1659359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Mt. Airy Road, Basking Ridge, New Jersey 07920
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (908) 766-5000

Not Applicable
(Former names or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On September 18, 2007, James Calver, President and Chief Executive Officer, and Michael Shea, Senior Vice President and Chief Financial Officer, of Hooper Holmes, Inc. (the “Company”) participated in the 2nd Annual A.G. Edwards Emerging Growth Conference held in New York City. A copy of their presentation to the attendees of that conference is attached to this current report on Form 8-K as Exhibit 99.1.   A copy of the script of Mr. Calver’s remarks to the attendees of that conference is attached to this current report on Form 8-K as Exhibit 99.2.

Exhibit No.	Description
99.1 99.2	Conference presentation on September 18, 2007 Script of Mr. Calver’s remarks on September 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hooper Holmes, Inc.

Date: September 26, 2007	By:	/s/ William F. Kracklauer
William F. Kracklauer
Senior Vice President General Counsel and Corporate Secretary